UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
         the Securities Exchange Act of 1934 (Amendment No.            )

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   Soliciting  Material  Pursuant  to  Sec.240.14a-12


                        N-VIRO INTERNATIONAL CORPORATION

                (Name of Registrant as Specified In Its Charter)





    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606
               ___________________________________________________

            NOTICE OF POSTPONEMENT OF ANNUAL MEETING OF STOCKHOLDERS
               ___________________________________________________

TO  OUR  STOCKHOLDERS:

     Notice is hereby given that our Annual Meeting of Stockholders originally scheduled to be held on Thursday, May 19, 2005 at 2:00 p.m. (local time) in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio has been postponed until later this year. The postponement was necessary in order to include additional proposals to be brought before a vote of our stockholders. In addition to changing the date of the Annual Meeting, we have amended our proxy statement dated April 22, 2005 and proxy card that were previously delivered to you. If you have already voted by a returned proxy card, your votes will not be counted at the postponed Annual Meeting. If you want your proxy to be counted at the postponed Annual Meeting, you will need to complete and return the amended proxy card that will be sent to you.

     Upon the determination of the date of the Annual Meeting, we will provide all Stockholders of the Company with the revised proxy statement.


                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                              /s/  James  K.  McHugh
                              ----------------------
                              James  K.  McHugh
                              Chief  Financial  Officer, Secretary and Treasurer

Toledo,  Ohio
May  11,  2005